Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President, Chief Financial Officer and Chief Accounting Officer of STR Holdings, Inc. (the “Company”), does hereby certify that to my knowledge:

1.	the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2018	/s/ Thomas D. Vitro
	Name:	Thomas D. Vitro
	Title:	Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)